Exhibit 99.1

For more information contact:

AT THE COMPANY	FRB / WEBER SHANDWICK
Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance and Accounting	(Analyst Info)	(General Info)
(617) 247-2200	(312) 640-6745	(212) 445-8434
posullivan@heritagerealty.com

FOR IMMEDIATE RELEASE

HERITAGE PROPERTY INVESTMENT TRUST, INC. ANNOUNCES RESULTS
FOR SECOND QUARTER ENDED JUNE 30, 2003

Boston, MA…August 4, 2003…Heritage Property Investment Trust, Inc. (NYSE:HTG) (“Heritage” or the “Company”), today reported results of its operations for the second quarter ended June 30, 2003.  Financial highlights, significant events and transactions completed for the three and six-month periods ended June 30, 2003 include:

•                  Funds from Operations (FFO), a widely accepted measure of REIT performance, totaled $27.6 million, or $0.65 per diluted share, for the three-month period ended June 30, 2003 and $57.0 million, or $1.36 per diluted share, for the six-month period ended June 30, 2003.

•                  Net income attributable to common shareholders totaled $8.7 million, or $0.21 per diluted share for the three-month period ended June 30, 2003 and $19.9 million, or $0.48 per diluted share for the six-month period ended June 30, 2003.

•                  Revenue from rentals and recoveries increased 5.2% to $72.9 million for the three-month period ended June 30, 2003 from $69.3 million for the three-month period ended June 30, 2002. Revenue from rentals and recoveries increased 9.3% to $148.5 million for the six-month period ended June 30, 2003 from $135.8 million for the six-month period ended June 30, 2002.

•                  During the second quarter of 2003, Heritage completed the acquisition of two community shopping centers at a combined purchase price of $37.8 million.

•                  The Company paid a second quarter cash dividend on its common stock of $0.525 per share on July 15, 2003.

“We are pleased with both our second quarter and year to date results as our operating performance was consistent with expectations, despite an ever challenging economic environment,” stated Heritage’s Chairman, President and Chief Executive Officer, Thomas Prendergast.  “This quarter also marked an important milestone for Heritage, the first year anniversary of being a public company.  As I reflect on the past year, I am extremely proud of our accomplishments and remain committed to prudently managing our business, acquiring shopping centers that meet our disciplined investment criteria, and maintaining financial flexibility for continued growth.”

The second quarter 2003 was the fourth full quarter of the Company’s operations since it completed its initial public offering (“IPO”) on April 29, 2002.  In connection with the IPO, 18,080,556 shares of common stock, including shares issued upon the partial exercise of the underwriters’ over-allotment option were sold to the public.  In addition, 20,341,767 shares of Series A preferred stock previously outstanding, which shares were required to be excluded from historical diluted per share earnings calculations, automatically converted to shares of common stock on a one-for-one basis.  As a result of these changes in the Company’s capital structure due to the IPO, certain comparisons with prior period results have generally been eliminated because such results and comparisons would not be meaningful.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended June 30, 2003. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

OPERATING RESULTS

Same Property Operating Results

With respect to the properties owned and operated by the Company for the three and six-month periods ended June 30, 2003 and 2002, same property net operating income declined slightly as follows:

Same Property Operating Data

(in thousands)

Three Months Ended June 30,

Six Months Ended June 30,

	2003	2002		2003	2002

Total income	$65,233	$65,980		$133,104	$132,025
Operating expenses	(18,694)	(18,798)		(39,477)	(38,093)
Net Operating Income	$46,539	$47,182	(1.4)%	$93,627	$93,932	(0.3)%

Leasing Activity

During the second quarter of 2003, the Company executed 175 leases (new and renewed), for 883,000 square feet, and achieved a 7.8% increase over prior rents on a cash basis.

At June 30, 2003, the Company’s portfolio was 92% leased as compared to 93% leased at June 30, 2002.

INVESTMENT ACTIVITY

Meridian Village Plaza

On April 1, 2003, the Company completed the acquisition of Meridian Village Plaza, a 131,000 square foot grocer-anchored community shopping center located in Carmel, Indiana, for $13.6 million.  The property, which is 100% leased, is anchored by O’Malia’s Food Markets (a subsidiary of Marsh Supermarkets).

Clocktower Place

On June 19, 2003, the Company completed the acquisition of Clocktower Place, a 219,000 square foot grocer-anchored community shopping center, of which we acquired 211,000 square feet, located near St. Louis, Missouri, for $24.2 million.  The property, which is 98% leased, is anchored by Dierberg’s Market, Office Depot, and T.J. Maxx.

2nd QUARTER CONFERENCE CALL

Members of Heritage’s senior management will host a conference call on Tuesday, August 5, 2003, at 10:00 a.m., ET, to discuss the Company’s second quarter results.  Stockholders, analysts and other interested parties may participate in this conference call by accessing the Company’s website at: http://www.heritagerealty.com or by dialing 800-218-0530 or 303-262-2140.

A replay of the conference call will be available after the call through August 12, 2003 by accessing the Company’s website at: http://www.heritagerealty.com or by dialing 800-405-2236 or 303-590-3000, access code 544904.

ABOUT HERITAGE PROPERTY INVESTMENT TRUST, INC.

Heritage is a fully integrated, self-administered and self-managed REIT traded on the New York

Stock Exchange under the symbol “HTG”.  Heritage acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of June 30, 2003, the Company had a portfolio consisting principally of 155 shopping centers, located in 27 states and totaling 31.5 million square feet of total gross leasable area, of which 26.5 million square feet is company-owned gross leasable area.  The Company’s shopping center portfolio was 92.0% leased as of June 30, 2003.

Heritage is headquartered in Boston Massachusetts and has an additional 15 regional offices located in the Eastern and Midwestern United States.

A copy of Heritage’s second quarter 2003 “Supplemental Operating and Financial Data” will be available on the Investor Relations section of the Company’s website at http://www.heritagerealty.com.  These materials are also available by written request to:

Investor Relations

Heritage Property Investment Trust, Inc.

535 Boylston Street

Boston, MA 02116

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance the Company’s operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

June 30, 2003 and December 31, 2002

(Unaudited and in thousands of dollars, except per-share data)

	June 30, 2003	December 31, 2002
Assets
Real estate investments, net	$2,038,791	$2,008,504
Cash and cash equivalents	5,922	1,491
Accounts receivable, net of allowance for doubtful accounts of $7,300 in 2003 and $6,389 in 2002	23,581	22,836
Prepaids and other assets	14,285	11,162
Deferred financing and leasing costs	15,457	15,564

Total assets	$2,098,036	$2,059,557

Liabilities and Shareholders’ Equity
Liabilities:
Mortgage loans payable	$597,257	$569,663
Unsecured notes payable	201,490	201,490
Line of credit facility	264,000	234,000
Accrued expenses and other liabilities	69,291	68,275
Accrued distributions	22,122	21,968

Total liabilities	1,154,160	1,095,396
Series B Preferred Units	50,000	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,858	8,128
Other minority interest	2,425	2,425

Total minority interests	85,283	85,553

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 41,795,975 and 41,504,208 shares issued and outstanding at June 30, 2003 and December 31, 2002, respectively	42	42
Additional paid-in capital	1,013,053	1,006,416
Cumulative distributions in excess of net income	(150,780)	(126,803)
Unearned compensation	(3,722)	(1,047)
Total shareholders’ equity	858,593	878,608

Total liabilities and shareholders’ equity	$2,098,036	$2,059,557

Heritage Property Investment Trust, Inc.

Consolidated Statements of Operations

Three Months Ended June 30, 2003 and 2002

(Unaudited and in thousands, except per-share data)

	Three Months Ended June 30,
	2003	2002
Revenue:
Rentals and recoveries	$72,882	$69,301
Interest and other	263	25
Total revenue	73,145	69,326
Expenses:
Property operating expenses	9,806	9,537
Real estate taxes	10,350	9,871
Depreciation and amortization	19,103	17,138
Interest	17,165	17,633
General and administrative	6,310	10,404
Loss on prepayment of debt	—	6,749
Total expenses	62,734	71,332
Income (loss) before net loss	10,411	(2,006)
Net derivative loss	—	(7,616)
Income (loss) before allocation to minority interests	10,411	(9,622)
Income allocated to exchangeable limited partnership units	(68)	—
Income allocated to Series B & C Preferred Units	(1,664)	(1,664)
Income (loss) before discontinued operations	8,679	(11,286)
Discontinued operations:
Operating income from discontinued operations	—	79
Income from discontinued operations	—	79
Net income (loss)	8,679	(11,207)
Preferred stock distributions	—	(3,452)
Accretion of redeemable equity	—	(79)
Net income (loss) attributable to common shareholders	$8,679	$(14,738)
Basic per-share data:
Income (loss) before discontinued operations	$0.21	$(0.48)
Income from discontinued operations	—	—
Income (loss) attributable to common shareholders	$0.21	$(0.48)

Weighted average common shares outstanding	41,783	30,711

Diluted per-share data:
Income (loss) before discontinued operations and extraordinary item	$0.21	$(0.48)
Income from discontinued operations	—	—
Income (loss) attributable to common shareholders	$0.21	$(0.48)

Weighted average common and common equivalent shares outstanding	42,303	30,711

Heritage Property Investment Trust, Inc.

Consolidated Statements of Operations

Six Months Ended June 30, 2003 and 2002

(Unaudited and in thousands, except per-share data)

	Six Months Ended June 30,
	2003	2002
Revenue:
Rentals and recoveries	$148,461	$135,768
Interest and other	275	40
Total revenue	148,736	135,808
Expenses:
Property operating expenses	21,850	19,469
Real estate taxes	20,821	19,395
Depreciation and amortization	38,224	34,518
Interest	34,042	38,754
General and administrative	11,313	13,650
Loss on prepayment of debt	—	6,749
Total expenses	126,250	132,535
Income before net gain (loss)	22,486	3,273
Gain on sale of real estate investments	—	1,374
Net derivative loss	—	(7,766)
Income (loss) before allocation to minority interests	22,486	(3,119)
Income allocated to exchangeable limited partnership units	(88)	—
Income allocated to Series B & C Preferred Units	(3,328)	(3,328)
Income (loss) before discontinued operations	19,070	(6,447)
Discontinued operations:
Operating income from discontinued operations	20	142
Gain on sales of discontinued operations	809	—
Income from discontinued operations	829	142
Net income (loss)	19,899	(6,305)
Preferred stock distributions	—	(14,302)
Accretion of redeemable equity	—	(328)
Net income (loss) attributable to common shareholders	$19,899	$(20,935)
Basic per-share data:
Income (loss) before discontinued operations	$0.46	$(1.12)
Income from discontinued operations	0.02	0.01
Income (loss) attributable to common shareholders	$0.48	$(1.11)

Weighted average common shares outstanding	41,689	18,844

Diluted per-share data:
Income (loss) before discontinued operations and extraordinary item	$0.46	$(1.12)
Income from discontinued operations	0.02	0.01
Income (loss) attributable to common shareholders	$0.48	$(1.11)

Weighted average common and common equivalent shares outstanding	42,071	18,844

HERITAGE PROPERTY INVESTMENT TRUST, INC.

Calculation of Funds from Operations

(in thousands of dollars)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2003	2002 *	2003	2002 *

Net income (loss)	$8,679	$(11,207)	$19,899	$(6,305)
Add (deduct):
Depreciation and amortization (real estate-related)	18,952	17,019	37,928	34,289
Gain on sales of real estate investments	—	—	(809)	(1,374)
Preferred stock distributions	—	(3,452)	—	(14,302)
Accretion of redeemable equity	—	(79)	—	(328)
Funds from Operations	$27,631	$2,281	$57,018	$11,980

* Funds from operations for the three and six-month periods ended June 30, 2002 have been restated to exclude the $6.7 million loss on prepayment of debt, which was previously reported as an extraordinary item, from the reconciliation pursuant to the adoption of FASB No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.

The White Paper on Funds from Operations approved by NAREIT in 2002, defines Funds from Operations as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains (or losses) from extraordinary items and sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

The Company believes that Funds from Operations is helpful as a measure of the performance of a REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides an indication of our ability to incur and service debt, to make capital expenditures and to fund other cash needs. The Company computes Funds from Operations in accordance with standards established by NAREIT, which may not be comparable to Funds from Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Funds from Operations does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, financial performance or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay cash distributions.